EXHIBIT 25(B)


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM T-2

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF AN INDIVIDUAL
                          DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A
               TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                                     ------------

                                -----------------

                               DOUGLAS J. MACINNES
                                (Name of Trustee)


         101 Barclay Street
         New York, New York                                      10286
(Business Address, Street, City, State)                        (Zip Code)

                                -----------------

                              MINNESOTA POWER, INC.
                           (DOING BUSINESS AS ALLETE)
               (Exact name of obligor as specified in its charter)


             Minnesota                                         41-0418150
    (State or other jurisdiction                             (I.R.S. Employer
  of incorporation or organization)                         Identification No.)

      30 West Superior Street
         Duluth, Minnesota                                     55802-2093
(Address of principal executive offices)                       (Zip code)

                                -----------------

                              FIRST MORTGAGE BONDS*
                       (Title of the indenture securities)


------------------------
     *Specific title(s) to be determined in connection with issuances(s) of First Mortgage Bonds.

ITEM 1.   AFFILIATIONS WITH OBLIGOR.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.*

ITEM 11.  LIST OF EXHIBITS.

          List below all exhibits filed as a part of this statement of eligibility

          None.


                                    SIGNATURE

          Pursuant to the requirements of the Trust Indenture Act of 1939, I, Douglas J. MacInnes, have signed this statement of eligibility in The City of New York and State of New York, on the 12th day of March, 2001.

                                             DOULGAS J. MACINNES
                                        ---------------------------------------
                                             Douglas J. MacInnes


------------------------
          *Pursuant to General Instruction B, the Trustee has responded only to Items 1 and 11 of this form since to the best of the knowledge of the Trustee the obligor is not in default under any indenture under which the Trustee is a trustee.


                                      -2-